Exhibit 10.19.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

This FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of June 10, 2019, by and among FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Seller”), and GRAND OAK TRUST, a Delaware statutory trust (together with its permitted successors and assigns, the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Seller and the Buyer are parties to that certain Master Repurchase Agreement, dated as of April 26, 2019 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Repurchase Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Repurchase Agreement);

WHEREAS, the Seller has requested that the Buyer amend certain provisions of the Repurchase Agreement as set forth herein, and subject to the terms and conditions hereof, the Buyer is willing to do so; and

NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Repurchase Agreement. Section 12(d) of the Repurchase Agreement, “Financial Reporting”, is hereby amended and modified by deleting clause (iii) therein in its entirety and inserting the following in lieu thereof:

(iii) Within [***] after the end of each month, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings and stockholders equity for the Financial Reporting Group for such monthly period(s), of the Financial Reporting Group;

2. No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement or any of the other Program Documents, nor constitute a waiver of any provision of the Repurchase Agreement or any of the other Program Documents. Except for the amendments set forth above, the text of the Repurchase Agreement and all other Program Documents shall remain unchanged and in full force and effect and the Seller hereby ratifies and confirms its obligations thereunder. Except as expressly provided herein, this Amendment shall not constitute a modification of the Repurchase Agreement or a course of dealing with the Buyer at variance with the Repurchase Agreement such as to require further notice by the Buyer to require strict compliance with the terms of the Repurchase Agreement and the other Program Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Buyer’s security interests in, security titles to, or other Liens on, any Collateral for the Obligations.

3. Conditions on Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Buyer has received a counterpart of this Amendment duly executed by the Seller.

4. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer:

(a) The Seller has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Seller;

(b) The execution, delivery and performance by the Seller of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not materially violate any requirements of applicable law applicable to the Seller or any judgment, order or ruling of any Governmental Authority, and (iii) will not violate or result in a material default under any indenture, material agreement or other material instrument binding on the Seller or any of its assets;

(c) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

(d) The representations and warranties contained in the Repurchase Agreement and other Program Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty that expressly relates to an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects on and as of the date of this Amendment; and

(e) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5. Acknowledgment of Security Interests. The Seller hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Buyer under the Repurchase Agreement and the other Program Documents are in full force and effect and are enforceable in accordance with the terms of the Repurchase Agreement and the other Program Documents.

6. Costs, Expenses and Taxes. The Seller agrees to pay all reasonable costs and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York.

8. Program Document. This Amendment shall be deemed to be a Program Document for all purposes.

9. Owner Trustee. The parties hereto are put on notice and hereby acknowledge and agree that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB not individually or personally but solely as a trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Savings Fund Society, FSB, but is made and intended for the purpose of binding only the Buyer, in its capacity as such, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties and by any person claiming by, through or under the parties hereto, (d) Wilmington Savings Fund Society, FSB has made no investigation as to the accuracy or completeness of any representations and warranties made by the Buyer or any other party in this Amendment and (e) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Buyer under this Amendment or any other related documents.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Buyer may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SELLER:	FINANCE OF AMERICA REVERSE LLC

By:	/s/ Robert Conway
Name:	Robert Conway
Title:	Treasurer

FIRST AMENDMENT TO REPURCHASE AGREEMENT

BUYER:	GRAND OAK TRUST

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely in its capacity as Owner Trustee of Grand Oak Trust

	By:	/s/ Jason B. Hill
	Name:	Jason B. Hill
	Title:	Assistant Vice President

FIRST AMENDMENT TO REPURCHASE AGREEMENT